Fees Summary	Dec. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,025,000.00
Previously Paid Amount	873.48
Total Fee Amount	1,936.85
Total Offset Amount	0.00
Net Fee	$ 1,063.37